PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 19, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

bioAffinity Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

bioAffinity Technologies, Inc.

22211 W Interstate 10, Suite 1206

San Antonio, Texas 78257

April [●], 2023

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders of bioAffinity Technologies, Inc. on Tuesday, June 6, 2023, at 8:00 a.m. Central Time. The Annual Meeting will be held both in person at [address] and virtually via a live webcast accessible at [link].

bioAffinity Technologies is committed to developing noninvasive, early-stage cancer diagnostics and targeted cancer treatments. Our team of scientists and business professionals is driven by its mission to increase detection of cancer at early stage when accurate diagnosis leads to longer lives, fewer unnecessary invasive procedures, reduced patient anxiety, and lower medical costs. As President and Chief Executive Officer of bioAffinity Technologies, I am proud of our Company’s resilience as a new public company during a year of unprecedented market volatility, of the strides that bioAffinity Technologies has made to advance its first product, CyPath® Lung, and of the technological advancements that our team continues to make in its fight to address the urgent need for noninvasive, early-stage cancer diagnosis and treatment.

We are excited to host our first Annual Meeting of Stockholders as a public company. Whether or not you plan to attend the Annual Meeting virtually or in person, your vote matters. We encourage you to promptly vote your shares online or by completing, signing, dating, and returning your proxy card or voting instruction form by email or postal mail.

Your trust in our team and belief in our technology are invaluable. On behalf of our Board of Directors, our executive leadership team, and our dedicated team of scientists and businesspeople, we extend our sincerest gratitude for your continued support of and investment in bioAffinity Technologies.

Sincerely,

Maria Zannes
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2023

Notice is hereby given that bioAffinity Technologies, Inc. (the “Company”) will host the Annual Meeting of Stockholders on Tuesday, June 6, 2023, at 8:00 a.m. Central Time (the “Annual Meeting”). The Annual Meeting will be held both virtually via a live webcast accessible at [link], and in person at [address]. The Annual Meeting is being held for the following purposes:

(1)	To elect the seven director nominees listed in the accompanying Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

(2)	To consider and approve an amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.007 per share (the “Common Stock”) authorized for issuance under the Plan from 1,142,857 shares to 2,000,000 shares;

(3)	To consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 14,285,715 shares to 25,000,000 shares;

(4)	To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(5)	To transact such other business as may lawfully come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 14, 2023, are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of record at the close of business on April 14, 2023, will be available for inspection by any stockholder for a period of ten days prior to the Annual Meeting at our principal office at 22211 W Interstate 10, Suite 1206, San Antonio, Texas 78257.

We are providing access to our proxy materials both by sending our stockholders a full set of proxy materials, including a proxy card, and by notifying our stockholders of the availability of our proxy materials on the internet. The enclosed Proxy Statement and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, (the “Annual Report”) are available free of charge on the Investor Relations section of our website at ir.bioaffinitytech.com. You may also access our Proxy Statement and Annual Report at [link], which does not have “cookies” that identify visitors to the site.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and to submit your proxy or voting instructions as soon as possible. In order to ensure the representation of a quorum at the Annual Meeting, stockholders who do not expect to attend the Annual Meeting in person or virtually are urged to sign the enclosed proxy card and return it promptly to the Company’s transfer agent and independent inspector of election, VStock Transfer, LLC, at 18 Lafayette Place, Woodmere, New York 11598. A return envelope is enclosed for that purpose.

By Order of the Board of Directors:

Maria Zannes
President and Chief Executive Officer

Dated: April [●], 2023

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders To Be Held on June 6, 2023:

This Proxy Statement and our Annual Report are available free of charge at [link]

or on the Investor Relations section of our website at ir.bioaffinitytech.com.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—APRIL 19, 2023

bioAffinity Technologies, Inc.

22211 W Interstate 10, Suite 1206

San Antonio, Texas 78257

PROXY STATEMENT

The Board of Directors (the “Board”) of bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on Tuesday, June 6, 2023, at 8:00 a.m. Central Time (the “Annual Meeting”). The Company will pay for the cost of the proxy material preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, or other nominees to forward proxy materials to the Company’s street name stockholders.

It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company for no additional compensation. Any stockholder giving a proxy has the power to revoke it at any time prior to the voting of the proxy by either giving notice in person or in writing to the Company’s Secretary at 22211 W Interstate 10, Suite 1206, San Antonio, Texas 78257, or by appearing at the Annual Meeting, giving notice of revocation of the proxy, and voting in person. The approximate date on which this proxy statement (this “Proxy Statement”) and the accompanying form of proxy are being distributed and made available to stockholders is on or about April [27], 2023.

Voting of Proxies and Shares; Quorum

Only the holders of record of outstanding shares of the Company’s common stock, par value $0.007 per share (the “Common Stock”), at the close of business on the record date of April 14, 2023, (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. There were [●] shares of Common Stock issued and outstanding as of the Record Date held by approximately [●] stockholders of record. Each such stockholder is entitled to one vote for each share of Common Stock held.

All shares entitled to vote, represented by a properly executed and unrevoked proxy received in time for the Annual Meeting, will be voted in accordance with the instructions given. In the absence of such instructions, shares will be voted as recommended by the Board. The persons named as proxies will also be authorized to vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any nominee for director is unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board recommends.

If you hold your shares in nominee or street name, you will use a “voting instruction form” to instruct your proxy how to vote your shares. If your shares are held in street name by a broker, your broker will vote your shares only if you give your broker instructions on the “voting instruction form.” If you do not tell your broker how to vote, your broker may vote your shares in favor of ratification of the auditor appointment (Proposal No. 4) but may not vote your shares in favor of any of the other proposals to be brought before the Annual Meeting or any other item of business that is not considered a “routine” matter. Your broker will return a proxy card without voting on such non-routine matters if you do not give voting instructions with respect to these matters. This is commonly referred to as a “broker non-vote.” You are encouraged to vote on all matters proposed in this Proxy Statement.

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A quorum for the transaction of business at the Annual Meeting requires representation, in person or by proxy, of the holders of a majority of the Company’s issued and outstanding shares of Common Stock. The judges of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. With respect to the election of directors, if a quorum exists, shares may be voted “FOR,” “AGAINST,” or “ABSTAIN.” The nominees for director receiving a majority of the votes cast (meaning the number of shares voted “FOR” a director nominee exceeds the number of votes cast “AGAINST” that nominee) will be elected as directors. Therefore, shares considered not present at the meeting and broker non-votes will not be counted as votes cast either “for” or “against” any director nominee and will have no effect on the election of directors. In contrast, shares voting “ABSTAIN” will be counted as a vote “AGAINST” such nominee. If there is a contested election (which is not the case for 2023) such that the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at the meeting and entitled to vote.

Abstentions will be treated as present and entitled to vote with respect to any proposal for purposes of determining both the presence of a quorum with respect to such proposal and its approval. If a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the holder(s) of such shares will not be considered as present with respect to such matter for purposes of determining either the presence of a quorum with respect to such matter or its approval. Thus, abstentions with respect to any such matter will have the same legal effect as a vote “AGAINST” such matter, while broker non-votes will not affect the outcome of such matter.

Annual Meeting Admission

If you wish to attend the Annual Meeting in person, you must present a valid form of photo identification, such as a driver’s license. If you are a beneficial owner of Common Stock that is held of record by a bank, broker, or other nominee, you will also need proof of ownership to be admitted. In this regard, a recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. The Company reserves the right to prohibit cameras, recording equipment, or electronic devices in the meeting.

Important Notice Regarding Availability of Proxy Materials For Annual Meeting To Be Held On June 6, 2023

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to the proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy materials on the internet. This Proxy Statement and the Company’s Annual Report on Form 10-K for the period ended December 31, 2022, (the “Annual Report”) are available free of charge on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com. You may also access this Proxy Statement and the Annual Report at [link], which does not have “cookies” that identify visitors to the site.

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QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I being provided with these materials?

You are receiving this Proxy Statement in connection with the solicitation by the Board of Directors of bioAffinity Technologies, Inc. (the “Company”) of proxies to be voted at the Company’s Annual Meeting of Stockholders to be held on Tuesday, June 6, 2022, (the “Annual Meeting”) and at any postponements or adjournments of the Annual Meeting. The Company either (1) mailed you a Notice of Internet Availability of Proxy Materials (a “Notice of Internet Availability”) notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, (the “Annual Report”; together with the Proxy Statement, the “Proxy Materials”), or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, June 6, at 8:00 a.m. Central Time, at [address] and virtually via a live webcast accessible at [link].

What am I voting on at the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: To elect the seven director nominees listed in the accompanying Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

●	Proposal No. 2: To consider and approve an amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.007 per share (the “Common Stock”) authorized for issuance under the Plan from 1,142,857 shares to 2,000,000 shares.

●	Proposal No. 3: To consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of shares of Common Stock authorized for issuance from 14,285,715 shares to 25,000,000 shares.

●	Proposal No. 4: To ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Additionally, at their discretion, the proxies if designated as such are authorized to vote upon such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Who is entitled to vote?

Stockholders as of the close of business on the Record Date of Friday, April 14, 2023, are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. As of the Record Date, there were [●] shares of the Company’s Common Stock outstanding.

How many votes per share of Common Stock held are stockholders entitled to?

Holders of Common Stock are entitled to one vote per share of Common Stock held of record as of the Record Date.

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What is the difference between holding shares of Common Stock as a “stockholder of record” and holding shares in “street name”?

Shares held as a “stockholder of record” (also called a “registered holder”) are shares held directly in your name. Shares held in “street name” are shares held for you in an account with a broker, bank, or other nominee.

How can I vote if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Materials have been forwarded to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other stockholder of record on how to vote your shares by following their instructions for voting and submitting a “voting instruction form.” If your shares are held in street name, your broker, bank, or other stockholder of record will vote your shares only if you provide a voting instruction form.

If you do not provide voting instructions, your broker, bank, or other stockholder of record may vote your shares in favor of ratification of the auditor appointment (Proposal No. 2) but may not vote your shares in favor of any of the other proposals to be brought before the Annual Meeting or any other item of business that is not considered a “routine” matter. Absent your voting instructions, your broker, bank, or other stockholder of record will return a proxy card without voting on such non-routine matters. This is commonly referred to as a “broker non-vote.” You are encouraged to vote on all matters proposed in this Proxy Statement. Please refer to information from your bank, broker, or other stockholder of record on how to submit your voting instructions.

What constitutes a quorum?

A quorum requires representation, in person or by proxy, of the holders of a majority of the Company’s issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.

What is a “broker non-vote”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares, and (ii) the broker lacks the authority to vote the shares at their discretion.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

Under the rules of various national and regional securities exchanges’ interpretations that govern broker non-votes, Proposal Nos. 1, 2, and 3 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 4 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on that proposal.

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What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Voting Options	Impact of “Abstain” Vote	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors

Majority Voting Standard:

Each nominee must receive a majority of the votes cast at the Annual Meeting in favor of the nominee’s election in order for the nominee to be elected to the Board. With respect to each director nominee, a majority of the votes cast means that the number of shares voted “FOR” the nominee must exceed the number of shares voted “AGAINST” such nominee’s election.

		“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No

Proposal No. 2: Approval of Amendment to the 2014 Equity Incentive Plan to Increase Number of Shares of Common Stock Authorized for Issuance	Majority Voting Standard: The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No

Proposal No. 3: Approval of Amendment to Certificate of Incorporation to Increase Number of Shares of Common Stock Authorized for Issuance	Majority Voting Standard: The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	FOR” “AGAINST” “ABSTAIN”	Count as a vote “AGAINST” this proposal.	No

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm	Majority Voting Standard: The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	FOR” “AGAINST” “ABSTAIN”	Count as a vote “AGAINST” this proposal.	Yes

How will votes be counted?

All shares entitled to vote and that are voted in person at the Annual Meeting will be counted, and all shares represented by properly executed and unrevoked proxies received prior to the Annual Meeting will be voted at the Annual Meeting as indicated in such proxies. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on each of the nominees for election as director (Proposal No. 1), and on each of Proposal Nos. 2, 3, and 4.

With respect to the election of directors (Proposal No. 1), the Company’s By-laws provide that in an uncontested election, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to elect a director. Shares voting “ABSTAIN” with respect to any director nominee (Proposal No. 1) or any of Proposal Nos. 2, 3, and 4 will have the same effect as a vote “AGAINST” such nominee or Proposal. Consequently, each director nominee will be elected, and each of Proposal Nos. 2, 3, and 4 will be approved or ratified, as applicable, only if the number of shares voted “FOR” such nominee or Proposal exceeds the total number of shares voted “AGAINST” or to “ABSTAIN” with respect to such nominee or Proposal.

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How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the seven director nominees for re-election to the Board (Proposal No. 1);

●	“FOR” the approval of an amendment to the Company’s 2014 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 1,142,857 shares of Common Stock to 2,000,000 shares of Common Stock (Proposal No. 2);

●	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 14,285,715 shares to 25,000,000 shares (Proposal No. 3); and

●	“FOR” the ratification of the approval of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 (Proposal No. 4).

Who will count the vote?

The Company has engaged VStock Transfer, LLC (“VStock”), its transfer agent, as the Company’s independent inspector of election to tabulate stockholder votes. If you are a stockholder of record and choose to vote over the internet, VStock will assess and tabulate your vote electronically. If you choose to sign and mail your proxy card, your executed proxy card will be returned directly to VStock for tabulation at: VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598. If you choose to sign and email your proxy card, your executed proxy card will be returned directly to VStock for tabulation at: [vote@vstocktransfer.com]. If you hold your shares in street name, your broker, bank, or other nominee will return one proxy card to VStock on behalf of all of its clients.

How do I vote my shares without attending the Annual Meeting?

Whether you hold shares as a stockholder of record or as a beneficial owner of shares held in street name, you may direct how your shares are voted without attending the Annual Meeting by the following methods:

●

By Internet: Stockholders of record with internet access may submit proxies by following the voting instructions on the Notice of Internet Availability or proxy card until [●] p.m. Eastern Time on June 5, 2023. To vote online, you will need your unique control number, which can be found on the Notice of Internet Availability, the proxy card, or the instructions that accompanied your Proxy Materials. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank, or other nominee for internet voting availability.

●	By Email: Stockholders of record may vote by email by completing, signing, and dating the enclosed proxy card where indicated and by emailing the card to VStock at [vote@vstocktransfer.com]. If you are a beneficial owner of shares held in street name, please check the voting instructions in the notice provided by your broker, bank, or other intermediary for email voting availability.

●	By Mail: Stockholders of record may vote by mail by completing, signing, and dating the enclosed proxy card where indicated and by mailing the card to VStock in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney, or officer of a corporation), indicate your name and title or capacity.

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Internet and email voting facilities will close at [●] p.m. Eastern Time on June 5, 2023, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than June 5, 2023.

How do I virtually attend and vote my shares at the Annual Meeting?

If you are a stockholder of record on the Record Date with shares of Common Stock registered directly in your name with the Company’s transfer agent, VStock, you can attend the Annual Meeting virtually and vote your shares electronically. To join, submit questions, and vote your shares virtually at the Annual Meeting, you will need a [●]-digit secure “control number” that is unique to you, which can be found on the Notice of Internet Availability, the proxy card, or the instructions that accompanied your Proxy Materials.

Even if you plan to attend the Annual Meeting virtually, the Company encourages you to vote in advance so that your vote will be counted in the event you later decide not to attend or are unable to attend the Annual Meeting.

Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in person at the Annual Meeting?

Yes. The virtual format of the Annual Meeting will facilitate full and equal participation by all of the Company’s stockholders attending the Annual Meeting virtually to the same extent as the stockholders attending the Annual Meeting in person. The format of the virtual Annual Meeting is designed to ensure that stockholders attending the Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have if attending the Annual Meeting in person.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any technical difficulties with the virtual meeting website on the day of the Annual Meeting, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at [●] a.m. Eastern Time on Tuesday, June 6, 2023, and until the Annual Meeting has finished.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, please submit your proxy for each set of Proxy Materials via the internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope or via email.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by internet, email, or postal mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of the Company’s Secretary at the Company’s corporate offices at any time prior to the voting of the proxy, provided such statement is received no later than [●] p.m. Eastern Time on June 5, 2023;

●	voting again by internet at a later time before the closing of those voting facilities at [●] p.m. Eastern Time on June 5, 2023;

●	submitting a properly signed proxy card to VStock with a later date that is received no later than [●] p.m. Eastern Time on June 5, 2023; or

●	attending and voting at the Annual Meeting on June 6, 2023.

If you hold shares in street name, please refer to information from your bank, broker, or other nominee on how to revoke or submit new voting instructions.

Your most recent proxy card or internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

The Company will pay for the cost of soliciting proxies. Proxies may be solicited on behalf of the Company’s directors, officers, or employees (for no additional compensation) in person or by telephone, email, or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

What is the mailing address of the Company’s principal executive office?

The Company’s mailing address is: bioAffinity Technologies, Inc., 22211 W Interstate 10, Suite 1206, San Antonio, Texas 78257.

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THE BOARD OF DIRECTORS AND CERTAIN CORPORATE GOVERNANCE MATTERS

The Company is committed to implementing sound corporate governance practices, adhering to a robust corporate ethics policy, and equipping the Board and executive team with the tools and training necessary to manage the Company for the long-term benefit of the Company’s stockholders and the Company’s long-term sustainability. The Board has implemented a number of enhancements to the Company’s corporate governance practices, including adopting a majority vote standard for director elections.

Director Independence

The Company’s Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). The Nasdaq Stock Market LLC Rules (the “Nasdaq Rules”) require that a majority of the Board be “independent directors,” as defined in Nasdaq Rule 5605(a)(2). The Nasdaq listing standards subject members of the Company’s Audit Committee and Compensation Committee to additional independence requirements. The Board has affirmatively determined that each of the Company’s non-employee directors, which include Messrs. Robert Anderson, Stuart Diamond, Peter Knight, Mohsin Meghji, and Gary Rubin, are independent directors under the Nasdaq Rules and listing standards, including with respect to each director’s committee service.

Leadership Structure

Maria Zannes has served as the Company’s President and Chief Executive Officer (“CEO”) since the Company’s inception in March 2014. Steven Girgenti has served as the Company’s Executive Chairman since November 2014. In addition to the roles of the President, CEO, and Executive Chairman, the Company’s By-laws require the Board to elect or appoint a Chief Financial Officer, a Treasurer, and a Secretary, who collectively serve as the officers of the Company. Any two or more offices may be held by the same person.

The Board does not have a policy regarding whether the roles of the Executive Chairman and CEO should be separate or combined. The Board believes that it should retain flexibility in deciding from time to time which leadership structure is in the best interests of the Company and its stockholders. At this time, the Board believes that separating the Executive Chairman and CEO roles best serves the needs of the Company’s business, enabling the Company to benefit from Mr. Girgenti’s extensive experience in healthcare marketing strategies, financing, and business diversification through merger and acquisition opportunities along with his skill in building emerging growth companies into multi-national corporations, while leveraging Ms. Zannes’s legal and regulatory background, experience in project management and team leadership, long-standing relationships with the team of award-winning scientists and business leaders that she has built to advance the Company’s objectives, and passion for defining and advancing the Company’s strategic goals.

Communications With the Board of Directors

Stockholders may communicate directly with the Board. All communications should be in writing and directed to the Company Secretary, Timothy P. Zannes, at bioAffinity Technologies, Inc., 22211 W Interstate 10, Suite 1206, San Antonio, Texas 78257, and should prominently indicate on the outside of the envelope that it is intended for the Board. The Company Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed appropriate, the Company Secretary will forward correspondence to the Chairman of the Board or any specific director or Committee to whom the correspondence is directed.

Board Committees

The Board directs and oversees the management of the Company’s business and affairs and has three standing committees, consisting of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a Board-approved charter, a copy of which is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

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Audit Committee

The Audit Committee consists of Stuart Diamond (Chairman), Mohsin Meghji, and Gary Rubin, all of whom have been deemed independent by the Board in accordance with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nasdaq Rules. The Board has also determined that Stuart Diamond and Gary Rubin are “Audit Committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. All members of the Audit Committee are financially literate, as determined by the Board, and can read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

The responsibilities and duties of the Audit Committee are set forth in its charter and include assisting the Board in overseeing the following:

●	selecting, retaining, compensating, overseeing, and determining the retention of an independent registered public accounting firm to audit the Company’s annual financial statements, books, records, accounts, and internal controls over financial reporting and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review, or attest services for the Company;

●	reviewing and discussing the results of a report prepared by the Company’s independent auditors concerning the accounting firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, peer review, or review by the Public Company Accounting Oversight Board (the “PCAOB”), and all relationships between the firm and the Company or any of its subsidiaries;

●	reviewing and discussing with the Company’s independent auditors the responsibilities of the auditors under generally accepted auditing standards; any significant risks identified during the auditors’ risk-assessment procedures; the scope, timing and results of the Company’s annual audit; and all critical accounting policies and practices to be used in the audit;

●	reviewing, approving, and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) on an ongoing basis; informing the Company’s independent auditors of the Company’s significant relationships and related-party transactions; and reviewing and discussing with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its related-party relationships and transactions;

●	recommending to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K and producing the Audit Committee Report required to be included in this Proxy Statement;

●	establishing the Company’s hiring policies for employees or former employees of the Company’s independent auditors that participated in any capacity in any Company audit;

●	monitoring the Company’s compliance with, investigating any alleged breach of, and enforcing the Company’s Code of Business Conduct and Ethics;

●	reviewing with the Company’s general counsel and outside legal counsel any legal and regulatory matters that could impact the Company’s financial statements; and

●	reporting regularly to the Board on the audit committee’s discussion and actions, including any significant issues or concerns that arise at the audit committee meetings.

For additional information on the Audit Committee’s role and its oversight of the independent auditor during 2022, see “Report of the Audit Committee.”

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Gary Rubin (Chairman), Peter Knight, and Robert Anderson, each of whom has been deemed independent by the Board in accordance with the applicable Nasdaq Rules. The Nominating and Corporate Governance Committee is primarily responsible for identifying qualified candidates for nomination to the Board and for developing and maintaining the Company’s corporate governance policies.

The responsibilities and duties of the Nominating and Corporate Governance Committee are set forth in its charter and include the following:

●	identifying and screening individuals qualified to become members of the Board, consistent with Board-approved criteria

●	making recommendations to the Board concerning the selection and approval of director-nominees to be submitted to a stockholder vote at the Annual Meeting, subject to the Board’s approval;

●	developing and recommending for the Board’s approval standards for assessing whether a director has a relationship with the Company that would impair director independence; and

●	reporting regularly to the Board regarding the Nominating and Corporate Governance Committee’s actions and making recommendations to the Board as appropriate.

For more information concerning the Nominating and Corporate Governance Committee’s process of making director nominations and the current director nominees, see Proposal No. 1.

Compensation Committee

The Compensation Committee consists of Peter Knight (Chairman), Stuart Diamond, and Robert Anderson. The Board has determined that each Compensation Committee member is independent according to the applicable Nasdaq Rules and the Company’s independence guidelines.

The responsibilities and duties of the Compensation Committee are set forth in its charter and include the following:

●	reviewing and approving annually the corporate goals and objectives applicable to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives, and determining and approving the CEO’s compensation level based on the compensation committee’s evaluation;

●	reviewing and approving the compensation of all of the Company’s other executive officers;

●	assessing, making recommendations to the Board regarding, and administering the Company’s incentive-compensation plans and equity-based plans, including designating the recipients, amounts, and terms and conditions applicable to the awards to be granted under each plan;

●	reviewing and discussing at least annually the relationship between compensation and risk-management policies and practices;

●	reviewing at least annually all director compensation and benefits for service on the Board and Board committees and recommending any changes to the Board as necessary; and

●	reporting regularly to the Board regarding the compensation committee’s actions and making recommendations to the Board as appropriate.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries in 2022, nor was any member formerly an officer or employee of the Company or any of its subsidiaries.

During 2022, no interlocking relationships existed between any member of the Board or the Compensation Committee and any member of the board of directors or compensation committee of any other company.

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Attendance at Board Meetings and Executive Sessions

During 2022, the Board held six meetings, the Audit Committee held three meetings, the Compensation Committee held two meetings, and the Nominating and Corporate Governance Committee held one meeting. All of the directors attended at least 75% of the total number of Board meetings and, to the extent applicable, of the total number of meetings held by all Board committees on which such director served. The Board also took action on a number of occasions as needed without a physical meeting in the form of unanimous written consents.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend annual meetings.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct applicable to all of the Company’s directors, officers, and employees. A copy of the Code of Ethics and Business Conduct is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

Role of the Board in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee but rather administers its oversight function directly through the Board as a whole and through its standing committees that address risks inherent in their respective oversight areas. In particular, the Board is responsible for monitoring and assessing strategic risk exposure. The Audit Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures, which includes establishing guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of the Company’s external audit function.

The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance guidelines. The Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the full Board is regularly informed of such risks through committee reports and otherwise. While the Board oversees the Company’s overall risk management, the day-to-day management processes are executed by the Company’s management team. The Company believes that division of responsibilities enables the Company to address risks most effectively.

Role of the Board in Human Capital Oversight

The Company places significant emphasis on the recruitment, development, and retention of its employees who include award-winning scientists dedicated to advancing scientific discovery from bench to bedside. Of the Company’s 14 employees, all of whom are employed full-time by the Company, one holds an MD and seven hold PhDs in biology or medicinal chemistry. Approximately nine employees are engaged in research and development and approximately five in sales or general administration.

The Company’s Executive Vice President and Chief Medical and Science Officer, Vivienne Rebel, holds an MD and PhD. Business development is led by the Company’s Vice President of Operations, Xavier Reveles, who has 25 years of experience as a clinical geneticist skilled in the creation and management of clinical laboratories in compliance with the regulations and guidance of the Clinical Laboratory Improvement Amendments of 1988 (“CLIA”), coding, and Current Procedural Terminology (“CPT”) reimbursement valuations. Mr. Reveles is board certified by the American Society of Clinical Pathology as a clinical specialist in cytogenetics who has successfully launched multiple diagnostics and commercial laboratories.

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The Company’s innovative and collaborative culture is in part responsible for the high degree of retention and professional advancement. Of those employees hired prior to 2022, most have been with the Company for more than five years of its nine-year history. Outside partnerships and collaborations that advance business and scientific research are encouraged, allowing the Company to multiply workforce efforts without expending significant capital.

The Board, led by the Compensation Committee, oversees employee compensation and incentivization programs. The Company’s compensation systems reflect the Company’s emphasis on retention and development. The Board also oversees the Company’s efforts to provide pay, benefits, and services that help meet the varying needs of its employees. Compensation and benefits include market-competitive pay, retirement programs, broad-based bonuses, stock options, health and welfare benefits, financial counseling, paid time off, and family leave.

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PROPOSAL NO. 1 —

ELECTION OF DIRECTORS

Board Composition and Election

The Company’s By-laws require the Board to consist of at least five but not more than eight directors. Currently, the Board consists of seven directors. Each of the Company’s current directors is being nominated for re-election to the Board.

Directors are elected annually and hold office until their respective successors are duly elected and qualified. Each director nominee currently serves as a director of the Company. Unless otherwise specified in the enclosed form of proxy, it is the intention of the persons named in the proxy to vote the shares represented by the proxy FOR the election of the nominees set forth below. Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Board.

Board Nominations

The Board has established a Nominating and Corporate Governance Committee that operates pursuant to a charter adopted by the Board.

The Nominating and Corporate Governance Committee Charter sets forth criteria that the Committee may consider, among other criteria deemed appropriate by the committee, in recommending candidates for election to the Board. The Board has no formal policy regarding diversity, but diversity is considered when evaluating nominees because the Board believes that gender and minority representation is a key component in attaining the diverse array of viewpoints sought by the Board among its members. The Company also does not have formal stock ownership guidelines for directors, but ownership of the Company’s Common Stock by directors is encouraged and, in part, facilitated by grants of stock options and restricted stock awards to directors as described below under “Director and Executive Compensation – Director Compensation.”

Directors are not restricted to term limits, but the Board considers each director’s tenure, level of involvement on the Board, and other attributes and qualities to determine whether to approve a director as a nominee for re-election.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders if provided with the following: (i) evidence, in accordance with Rule 14a-8 under the Exchange Act of compliance with stockholder eligibility requirements; (ii) the written consent of the candidate(s) for nomination as a director and verification as to the accuracy of the biographical and other information submitted in support of the candidate; (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board. Any recommendations received from stockholders will be evaluated in the same manner that other potential nominees are evaluated. Any stockholder that wishes to present a director candidate for consideration should submit the information identified above pursuant to the procedures set forth below under “Stockholder Communications with the Board of Directors.” With respect to the timing of stockholder nominations for the 2024 Annual Meeting, please see the discussion set forth below under “Stockholder Proposals For 2024 Annual Meeting.” The Company received no nominations of board candidates from any stockholders for this year’s Annual Meeting.

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Director Nominee Information

Certain information concerning each director nominee as of April 14, 2023, is set forth below.

Director Nominee	Age	Director Since	Current Company Position(s)
Maria Zannes, J.D.	67	March 2014	President, CEO, and Director
Steven Girgenti	77	March 2014	Executive Chairman and Director
Robert Anderson	82	March 2014	Director (2) (3)
Stuart Diamond	62	January 2022	Director (1*) (2)
Peter Knight	72	May 2018	Director (2*) (3)
Mohsin Meghji	58	July 2018	Director (1)
Gary Rubin	67	October 2017	Director (1) (3*)

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee
*	Committee Chairman

The business experience, qualifications, attributes, and skills that led the Nominating and Corporate Governance Committee to nominate each director nominee are provided below.

Director Qualifications and Experience

In determining which director nominees to nominate for election to the Board, the Board considered an array of factors related to each nominee’s primary experience, qualifications, attributes, and skills. Among such factors, the Board evaluated each nominee’s professional standing in the nominee’s chosen field, experience in financial services or related industries, experience reviewing financial statements and financial matters, civic and community involvement, qualification for director independence, leadership and team building skills, diversity by race, gender, or culture, degree of collegiality and insightfulness, and stock ownership in the Company.

Director Biographical Information

The biographical information of each director nominee is included in this Proxy Statement under “Directors and Executive Officers – Biographical Information.”

Vote Required

If a quorum exists, the nominees for director receiving a majority of the votes cast (i.e., the number of shares voted “for” a director nominee exceeds the number of votes cast “against” that nominee), will be elected as directors. Votes cast will include only votes cast with respect to shares present in person or represented by proxy at the meeting and entitled to vote. Therefore, shares not considered present at the Annual Meeting and broker non-votes will have no effect on the election of directors. Shares voting “abstain” with respect to a director nominee’s election will have the same effect as shares voting “against” such nominee’s election.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NAMED DIRECTOR NOMINEES TO BE RE-ELECTED TO THE BOARD OF DIRECTORS.

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PROPOSAL NO. 2 —

APPROVAL OF AN AMENDMENT TO THE BIOAFFINITY TECHNOLOGIES, INC. 2014 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE PLAN FROM 1,142,857 SHARES OF COMMON STOCK TO 2,000,000 SHARES OF COMMON STOCK

Introduction

In March 2023, the Board approved an amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 857,143 shares. This amendment requires stockholder approval, which the Company is seeking at this stockholders’ meeting.

Overview of Proposed Amendment

The Plan was originally adopted by the Board in 2014 and approved by the Company’s stockholders on September 24, 2018. Equity awards have been historically, and the Company believes will continue to be, an integral component of the Company’s overall compensation program for the Company’s employees, directors, and consultants. Approval of the share increase will allow the Company to continue to grant equity awards at levels determined to be appropriate in order to attract new employees and directors, retain existing employees and directors, and provide incentives for such persons to exert maximum efforts for the Company’s success. The share increase will allow the Company to continue to utilize a broad array of equity incentives with flexibility in designing equity incentives, including stock option grants and restricted stock awards.

The Board believes it is critical for the Company’s long-term success that the interests of the Company’s employees and directors are tied to the Company’s success as “owners” of its business. The Company’s equity incentive programs are intended to build stockholder value by attracting and retaining talented employees and directors. The Board believes that the continued offering of competitive equity compensation packages is crucial to retain and motivate the talent necessary for the Company’s continued growth and success. The Compensation Committee carefully monitors the equity compensation and equity holdings of the Company’s employees, directors, and consultants as well as the type of equity awards granted to ensure these awards continue to provide incentives for the recipients to work towards the Company’s success. To date, stock options and restricted stock awards have been the sole component of the Company’s equity program. The potential value of stock options is realized only if the share price of the Company’s Common Stock increases, which means stock options provide a strong incentive for individuals to work to build stockholder value.

As of April 14, 2023, only 58,116 shares of the Company’s Common Stock remain available for grant under the Plan. There are a total of 806,392 stock options outstanding with a weighted average exercise price of $4.33 per share. The Company has and expects to continue to experience growth in personnel as the Company progresses its business. If the Company’s stockholders do not approve the amendment to Plan, the Board believes the Company will be unable to successfully use equity as part of its compensation program, as most of the Company’s industry competitors do, putting the Company at a significant disadvantage. Therefore, the Board believes that approval of this proposal is in the best interest of the Company and its stockholders.

The proposed amendment to the Plan would increase the number of shares of Common Stock reserved for issuance with respect to awards granted under the Plan from 1,142,857 shares of Common Stock to 2,000,000 shares of Common Stock. If the proposed amendment to the Plan is approved by the stockholders, then the 2,000,000 shares of Common Stock to be reserved under the Plan would represent approximately 23.9% of the 8,381,324 shares of Common Stock issued and outstanding as of April 14, 2023.

Stockholder Approval Requirement

Stockholder approval of the proposed amendment to the Plan is necessary in order for the Company to (1) meet the stockholder approval requirements of Nasdaq, and (2) grant incentive stock options under the Plan. Specifically, approval of the proposed amendment to the Plan will constitute approval pursuant to the stockholder approval requirements of Section 422 of the Internal Revenue Code (the “Code”) relating to incentive stock options.

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If the proposed amendment to the Plan is not approved by the Company’s stockholders, the proposed amendment to the Plan will not become effective, the existing Plan will continue in full force and effect, and the Company may continue to grant awards under the Plan, subject to its terms, conditions, and limitations, using the shares available for issuance thereunder.

Description of the Plan

The Plan is a stock-based compensation plan that provides for discretionary grants of stock options and restricted stock awards to employees, non-employee directors, and consultants. The material features of the Plan are outlined below. The following description of the Plan is a summary only and is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety, which is appended to this Proxy Statement as Appendix A.

Administration. The Plan is administered by the Compensation Committee of the Board (for purposes of this discussion of the Plan’s administration, the “Committee”). The Committee, which is comprised of directors who satisfy the non-employee director definition under Rule 16b-3 of the Exchange Act, has full authority to select the individuals who will receive awards under the Plan, determine the form and amount of each of the awards to be granted, and establish the terms and conditions of awards.

Number of Shares of Common Stock. As of April 14, 2023, 58,116 shares remain available for issuance under the Plan, which currently provides for up to 1,142,857 shares to be issued. If the proposed amendment is approved, the number of shares of Common Stock that may be issued under the Plan will be 2,000,000 (this includes the 857,143-share increase being requested in this Proxy Statement), of which 915,259 shares will be available for future issuance.

Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination, or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the Plan. The number of shares of Common Stock issuable under the Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation, or exchange of shares, any change in the capital structure of the Company, or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan.

Eligibility. All employees, non-employee directors, and consultants of the Company are eligible to receive awards under the Plan.

Awards to Participants. The Plan provides for discretionary awards of stock options and restricted stock awards to participants. Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.

Stock Options. The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option, and the vesting schedule. Each option will expire ten years from the date of grant.

In addition, an incentive stock option granted to an employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which incentive stock options exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the company, the exercise price of the incentive stock option will be 110% of the closing price of the Common Stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the initial effective date of the Plan.

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Restricted Stock Awards. The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of Common Stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms, and conditions of the award, will be at the discretion of the Committee.

Payment for Stock Options and Withholding Taxes. The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of Common Stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company. At the discretion of the Committee, an award agreement may provide that in the event of a “Change in Control” of the Company, that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any restricted stock awards will be deemed satisfied at the target level.

Amendment of Award Agreements; Amendment and Termination of the Plan; Term of the Plan. The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation, or stock exchange rule. The Committee has the authority, without stockholder approval, to authorize the amendment of any outstanding award to reduce its price per share and to provide that an award will be canceled and replaced with the grant of an award having a lesser price per share.

The Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation, or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation, or rule of any stock exchange on which the shares are listed.

No awards may be granted under the Plan on or after September 24, 2028.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient of an award may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award. The Plan will not be qualified under the provisions of Section 401(a) of the Code and will not be subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. A participant will not recognize any income at the time of grant. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

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Incentive Stock Options. A participant will not recognize any income at the time of grant. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax.

In order to qualify as an incentive stock option, the option must be exercised within three months after the participant’s termination of employment for any reason other than death or disability and within one year after termination of the participant’s employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Restricted Stock Awards. If a participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant, and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that was previously deducted from the Company’s gross income in the taxable year of the forfeiture.

New Plan Benefits

Except with respect to grants of restricted stock awards under the Plan that will be awarded to each director serving on the Board, each of which is described below under “Director and Executive Compensation—Director Compensation,” all other future grants under the Plan are within the discretion of the Committee, and the Committee has not made any determination to make future grants to any persons under the Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the future benefits that will be received by any participants other than the Company’s directors under the Plan, or the benefits that would have been received by such participants if the Plan had been in effect in the year ended December 31, 2022. On April 14, 2023, the last reported sales price for the Company’s Common Stock was $1.56 per share.

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Plan Benefits Under the Plan

As of December 31, 2022, each of the Company’s NEOs and the other groups identified below had been granted the following stock options and restricted stock awards under the Plan:

Name	Number of Stock Options	Number of Shares of Restricted Stock
Maria Zannes	121,270	21,670
Vivienne I. Rebel	14,284	14,381
Steven Girgenti	104,129	29,870
All Executive Officers as a Group (5 persons)	328,098	73,159
All Non-Employee Directors as a Group (5 persons)	193,404	-
All Non-Executive Employees as a Group (10 persons)	62,844	22,213

Vote Required

The approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

If you abstain from voting on this proposal, it will have the same effect as a vote against the proposal.

If you hold your shares of Common Stock through a bank or broker, your bank or broker will vote your shares for you if you provide voting instructions. However, unlike certain of the other proposals in this Proxy Statement, absent instructions from you, banks and brokers do have the authority to vote your shares with respect to this proposal. Accordingly, broker non-votes will not be taken into account in determining the outcome of this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE SHARE INCREASE UNDER THE COMPANY’S 2014 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 3 —

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

FROM 14,285,715 TO 25,000,000

General

The Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the Company to issue a total of 14,285,715 shares of Common Stock, par value $0.007 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

The Board has adopted, and has recommended that the Company’s stockholders adopt and approve, an amendment to the Certificate of Incorporation providing for an increase in the authorized number of shares of Common Stock from 14,285,715 shares to 25,000,000 shares. A form of certificate of amendment reflecting this proposed amendment is included in Appendix B to this Proxy Statement (the “Share Increase Amendment”). No other changes to the Certificate of Incorporation are being proposed, and the Share Increase Amendment will not modify the number of shares held by, or the rights of, existing stockholders.

If adopted and approved by the stockholders, the proposed Share Increase Amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. If the Share Increase Amendment is approved by stockholders at the Annual Meeting, the Board intends to file the Share Increase Amendment as soon as practicable following the Annual Meeting.

Purposes of the Proposed Share Increase Amendment

Of the 14,285,715 shares of Common Stock that are currently authorized to be issued under the Certificate of Incorporation, as of April [●], 2023, [8,381,324] shares are issued and outstanding, [4,649,952] shares are reserved for issuance under outstanding Common Stock purchase warrants, and 1,142,857 shares are reserved for issuance under the Company’s 2014 Equity Incentive Plan. Of the 20,000,000 shares of Preferred Stock that are currently authorized to be issued under the Certificate of Incorporation, none are issued and outstanding, and there are currently no outstanding rights to acquire any shares of Preferred Stock. Accordingly, as of April [●], 2023, over 99% of the currently authorized Common Stock is either issued and outstanding or reserved for issuance.

The Board does not have any present plan, arrangement, or understanding to designate and issue any of the shares of Common Stock that will become available as a result of this proposed amendment to the Certificate of Incorporation. Although at present the Board has no immediate plans to issue the additional shares of Common Stock, it desires to have the shares available to provide additional flexibility to use the Company’s Common Stock for business and financial purposes in the future. The additional 10,714,285 authorized shares of Common Stock would be available for issuance for various purposes, as the Board may deem advisable, such as future financings, to satisfy the issuance of shares of Common Stock on the conversion or exercise of the Company’s options, warrants, convertible notes, or other convertible securities, to provide equity incentive to employees, consultants, officers, and directors, to make stock-based acquisitions, and for other general corporate purposes. Furthermore, the Company may utilize its securities to make future acquisitions. Acquisitions can be a key component of growth, and from time to time, consideration for acquisitions may include the issuance of Common Stock.

In addition to fund-raising opportunities, the Company also engages in periodic discussions with potential partners and acquisition candidates. If any of these discussions came to a definitive understanding, it is possible that the Company could use some of the newly authorized shares in connection with one or more such transactions. The Company also plans to continue to issue shares of Common Stock pursuant to the 2014 Equity Incentive Plan. The Company currently has no agreement, commitment, or arrangement regarding the issuance of Common Stock in connection with any strategic transaction subsequent to the proposed increase in the number of authorized shares. In addition, the Company does not have any agreements, commitments, or arrangements regarding the issuance of Common Stock in connection with a fund-raising opportunity or any other purposes not specifically set forth in this Proxy Statement.

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The newly authorized Common Stock would be available for issuance without further action by stockholders except as required by law, the Company’s Certificate of Incorporation, or applicable stock exchange requirements. Any such issuance could have the effect of diluting existing stockholders. The Certificate of Incorporation does not include any preemptive or other rights of stockholders to subscribe for any shares of Common Stock that may in the future be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership of Common Stock.

Rights of Additional Authorized Shares

The additional Common Stock to be authorized by stockholder approval of this Proposal No. 3 would have rights identical to the currently outstanding shares of Common Stock.

Possible Anti-Takeover Effects of the Proposed Share Increase Amendment

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. However, the Board is not aware of any attempt to take control of the Company, and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Vote Required

The approval of Proposal No. 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 14,285,715 TO 25,000,000.

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PROPOSAL  NO. 4 —

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee appoints and determines whether to re-engage the Company’s independent registered public accounting firm based on its qualifications, performance, and independence. When evaluating the Company’s independent registered public accounting firm, the Audit Committee considers the quality, proficiency, and cost-effectiveness of the firm’s services, the industry knowledge, experience in auditing public company financials, performance, and responsiveness of the lead audit partner and the audit team assigned to the Company’s account, and the firm’s overall reputation and knowledge of the Company’s operations.

WithumSmith+Brown, PC (“Withum”) has been the Company’s independent registered public accounting firm since it was first engaged by the Audit Committee on October 18, 2021, to audit the Company’s consolidated financial statements for the 2021 fiscal year. Withum was again retained by the Audit Committee to audit the Company’s consolidated financial statements for the 2022 fiscal year.

After considering the factors listed above, among others, the Audit Committee has re-appointed Withum to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year. Representatives of Withum are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit, Audit-Related, and All Other Fees

Audit services rendered by Withum for the fiscal year ended December 31, 2022, included the annual audit of the Company’s consolidated financial statements, which are included in reports to stockholders and the SEC, and consultation on accounting and related matters and services performed in connection with other regulatory filings.

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in its Annual Report on Form 10-K for the years ended December 31, 2022 and 2021, respectively, by Withum.

	For the Year Ended December 31,
	2022	2021
Audit Fees(1)	$135,983	$61,000
Audit-Related Fees(2)	21,043	10,300
Tax Fees(3)	4,475	2,600
All Other Fees(4)	28,266	-
Total Fees(5)	189,767	73,900

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of the Company’s consolidated financial statements and review of interim condensed consolidated financial statements included in the Company’s quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” consist of fees generally related to accounting advice, review of SEC comment letters, and other compliance issues.
(3)	“Tax Fees” consist of fees related to tax compliance, tax preparation, and other tax services.
(4)	“All Other Fees” consist of fees for all other services other than those reported above.

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Pre-Approval Policies and Procedures of the Audit Committee

The charter of the Audit Committee requires the Audit Committee to pre-approve all audit and permitted non-audit and tax services that may be provided by the Company’s independent registered public accounting firm and to establish policies and procedures for the Audit Committee’s pre-approval of permitted services by the Company’s independent registered public accounting firm on an on-going basis. The Audit Committee is also authorized to delegate any of its responsibilities and the authority to act in relation to such responsibilities to one or more subcommittees as the Audit Committee deems appropriate in its sole discretion.

The Audit Committee pre-approves all audit and permissible non-audit services performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services and related fees do not impair the independent registered public accounting firm’s independence. The independent registered public accounting firm must provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the applicable calendar year and the proposed fees for such audit services. If agreed to by the Audit Committee, the engagement letter will be formally accepted by the Audit Committee as evidenced by the execution of the engagement letter by the Chair of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, Company structure, or other matters. The Audit Committee may grant pre-approval for those permissible non-audit services that it believes are services that would not impair the independence of the independent registered public accounting firm. The Audit Committee may not grant approval for any services categorized as “Prohibited Non-Audit Services” by the SEC. Certain non-audit services have been pre-approved by the Audit Committee, and all other non-audit services must be separately approved by the Audit Committee.

All of Withum’s services and fees in fiscal years 2021 and 2022 were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

The Audit Committee is responsible for providing objective and independent oversight of the Company’s accounting functions and internal controls and is primarily responsible for overseeing the Company’s financial reporting and disclosure process. A brief description of the Audit Committee’s principal functions is provided in this Proxy Statement under the discussion of “Board Committees – Audit Committee.”

Under the Audit Committee’s Board-approved charter, the tasks of the Audit Committee include but are not limited to: (1) selecting and retaining the Company’s independent registered public accounting firm to act as the Company’s independent auditor; (2) approving all audit engagement fees and terms; (3) pre-approving all audit and permitted non-audit and tax services that may be provided by the Company’s independent auditor or other registered public accounting firms; (4) evaluating the qualifications, performance, and independence of the Company’s independent auditor; (5) reviewing and discussing with the Company’s independent auditor all critical accounting policies and practices to be used in the Company’s audit; (6) reviewing the internal quality control procedures of the Company’s independent auditor and any material issues raised by the most recent internal quality control review, peer review, or Public Company Accounting Oversight Board (“PCAOB”) review or inspection of the firm; (7) reviewing all related-party transactions; and (8) monitoring the Company’s compliance with all legal and regulatory requirements. A copy of the charter of the Audit Committee is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022, with the Company’s management. The Audit Committee has discussed with the Company’s independent registered public accounting firm, WithumSmith+Brown, PC, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

The Board of Directors has determined that the members of the Audit Committee are “independent” as defined in the applicable Nasdaq Marketplace Rules. Moreover, the Board has determined that Stuart Diamond and Gary Rubin are audit committee financial experts within the meaning of the SEC rules.

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Based on the review and discussions with management and the Company’s independent auditor referenced above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee of the Board of Directors:

Mr. Stuart Diamond (Chairman)

Mr. Mohsin Meghji

Mr. Gary Rubin

Vote Required

The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present and entitled to vote thereon. Abstentions will have no effect on the results of this vote. If your shares are held in street name by a broker and you do not tell your broker how to vote on this proposal, your broker may vote your shares in favor of the ratification of the auditor appointment.

The ratification of the appointment of the Company’s independent auditor is not a matter that is required to be submitted to a vote of stockholders, but as a matter of good corporate governance, the Board considers it appropriate for the stockholders to express whether they ratify the appointment. If stockholder ratification is not obtained, the Board would consider an alternative appointment for the succeeding fiscal year.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFYING THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of the Company’s directors and executive officers as of April 14, 2023. As set forth in Proposal No. 1, each of the Company’s current directors has been nominated for re-election to the Board and will be submitted to the vote of the Company’s stockholders at the Annual Meeting.

Name	Age	Position(s)
Maria Zannes, JD	67	President, CEO, and Director
Vivienne Rebel, MD, PhD	58	Executive Vice President and Chief Science and Medical Officer
Michael Edwards, MBA, CPA	56	Chief Financial Officer
Timothy P. Zannes, JD	71	Executive Vice President, Secretary, and General Counsel
Steven Girgenti	77	Executive Chairman and Director
Robert Anderson	82	Director
Stuart Diamond	62	Director
Peter Knight	72	Director
Mohsin Meghji	58	Director
Gary Rubin	67	Director

Biographical Information

Maria Zannes, JD — President, Chief Executive Officer, and Director

Ms. Zannes brings more than 30 years of executive-level management experience dedicated to defining and advancing company goals and overcoming obstacles impeding corporate success. Prior to her position at bioAffinity Technologies, Ms. Zannes founded The Zannes Firm focusing on strategic solutions for private industry in the medical, environmental and energy fields. In her current capacity as the Company’s CEO and President, she has built a team of award-winning scientists and executives who are advancing breakthrough oncology-focused diagnostics and therapeutics.

Ms. Zannes was President of the Energy Recovery Council, the national trade group for the $10 billion waste-to-energy industry, and General Manager of ECOS Corporation, a subsidiary of Burlington Environmental. Ms. Zannes also served as a project manager at Wheelabrator Technologies, Inc. where she led project teams that developed, negotiated, and financed the company’s renewable energy generation facilities. Ms. Zannes began her career as a journalist, working for Voice of America and the Associated Press. Before entering the business world, she served as a legislative aide specializing in energy policy and law for Congressman Charles Wilson (D-TX). She is licensed to practice law in New Mexico. She has been awarded Lifetime Achievement Awards by the American Society of Mechanical Engineers and the Earth Engineering Center Award from the WTE Council of Columbia University.

She is the co-founder of two engineering research centers at Columbia University. Ms. Zannes received her BA in Journalism from the University of New Mexico and her JD from the University of Puget Sound in Washington State.

Vivienne I. Rebel, MD, PhD — Executive Vice President and Chief Science and Medical Officer

Dr. Rebel is a cancer (stem) cell biologist, with more than 20 years of experience in scientific research, focused on understanding the molecular events that lead to cancer development. She received her MD and PhD from the Free University in Amsterdam, The Netherlands, and post-doctoral training at the Dana-Farber Cancer Institute, Harvard Medical School. From 2005 to 2016, she led her own research group at The University of Texas Health Science Center at San Antonio, where she first collaborated with bioAffinity. Dr. Rebel received the 2012 Cancer Therapy & Research Center Discovery of the Year Award. She is the (co)author of more than 50 publications in peer-reviewed journals.

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Michael Edwards, MBA, CPA — Chief Financial Officer

Mr. Edwards has more than 25 years of extensive experience in corporate finance and accounting. Most recently, he was the CFO for CytoBioscience, Inc. and previously he was the CFO for OncoVista Innovative Therapies, Inc. He was an assistant controller at ILEX Oncology, Inc. and controller at Bionumerik Pharmaceuticals Inc. and U.S. Global Investors, Inc. Mr. Edwards started his career at PricewaterhouseCoopers. He is a Certified Public Accountant and holds a BBA from The University of Texas at San Antonio and an MBA from The University of Texas McCombs School of Business.

Timothy P. Zannes, JD — Executive Vice President, General Counsel, and Secretary

Mr. Zannes has been corporate legal counsel to both public and private biomedical firms for more than 16 years, having begun his legal career as a sole practitioner accepting criminal, business, family, and tort litigation. Prior to receiving his JD, Mr. Zannes was a court bailiff and ran his own private investigation firm after serving as an investigator for the Albuquerque City Attorney. He received his JD from the University of New Mexico School of Law and attended the New England Conservatory with studies in violin and saxophone. Mr. Zannes began his undergraduate education at The University of North Carolina where he was a student athlete on scholarship. In addition to his duties as General Counsel and Secretary, Mr. Zannes is responsible for corporate compliance and directs Human Resources. Mr. Zannes and Maria Zannes are siblings.

Steven Girgenti — Executive Chairman of the Board

Mr. Girgenti is a veteran healthcare executive with a foundation of expertise in healthcare marketing strategies, financing, and mergers and acquisitions. He has been Executive Chairman of bioAffinity Technologies, Inc. since November 2014. He is presently the Managing Partner of Medi-Pharm Consulting, LLC, providing strategic services to medical device, pharmaceutical, and diagnostic businesses. Mr. Girgenti was formerly CEO and co-founder of DermWorx Incorporated, a dermatology company that specialized in developing nanotechnology formulations to enhance the performance of topical drugs. He was also the founder and CEO of Healthworld Corporation, a leading global healthcare marketing services network with offices in 36 countries, until 2008. The network had more than 1,000 brand assignments from nearly 200 clients worldwide, providing strategic marketing and communications services to many of the world’s leading healthcare companies. Mr. Girgenti founded Healthworld in 1986, and under his leadership the Company made numerous acquisitions to expand and diversify the business. Healthworld went public in 1997. In 1998 and again in 1999, Business Week named Healthworld one of the “Best Small Corporations in America.” In 1999, Forbes listed Healthworld as one of the “200 Best Small Companies.” Mr. Girgenti was recognized as “Entrepreneur of the Year” by Nasdaq in 1999 and was named Med Ad News’ first “Medical Advertising Man of the Year” in 2000. In 2010, he was inducted into the Medical Advertising Hall of Fame. In addition, Mr. Girgenti is Vice Chairman of the Board of Governors for the Mt. Sinai Hospital Prostate Disease and Research Center in New York City and is on the Board of Directors for the Jack Martin Fund, a Mt. Sinai Hospital-affiliated charitable organization devoted to pediatric oncology research. He graduated from Columbia University. As Executive Chairman, Mr. Girgenti brings his unparalleled experience in the healthcare field, particularly in marketing, and his skill in building emerging growth companies into multi-national corporations.

Robert Anderson — Director

Mr. Anderson has more than 50 years of broad experience in the healthcare industry in which he held executive positions at CIBA Pharmaceutical Co., Becton Dickinson and Company, Pfizer, Inc., Parke-Davis Division of Warner-Lambert Co, Schering-Plough Corp., and Centocor, Inc. Mr. Anderson was Vice President of Marketing for the Key Pharmaceuticals Division of Schering-Plough Corp. and later at Centocor, Inc. Subsequently, Mr. Anderson joined Physicians World Communications Group, the largest medical education company in the U.S. where he was Chief Operating Officer. Mr. Anderson currently is a marketing consultant to several healthcare companies. Mr. Anderson received a BA in political science from Rutgers University. As a Director, Mr. Anderson brings his experience and skill in marketing and product positioning of medical products to bioAffinity Technologies.

Stuart Diamond — Director

Mr. Diamond is the Global Chief Financial Officer for GroupM, the world’s leading media investment company responsible for over $50 billion in media investment through agencies Mindshare, MediaCom, Wavemaker, Essence and m/SIX, as well as the outcome-driven programmatic audience company, Xaxis, LLC. Before joining GroupM, Mr. Diamond was a member of the WPP plc family as the CFO for Healthworld Corporation (now called Ogilvy Health), where he took the company public and negotiated its sale to Cordiant Communications Group in 2000. He also served as CFO for National Medical Health Card Systems, Inc., a comprehensive pharmacy benefit management company. From 2008 to 2014, Mr. Diamond was the CFO for GroupM North America, where he established financial strategies and supervised all corporate accounting and financial activities for GroupM and its agencies. Earlier in his career, he held the positions of Vice President and Controller for Calvin Klein, Inc. and as Senior Vice President and CFO for Medicis Pharmaceutical Corporation. Mr. Diamond holds a BS from the State University of New York, a Master of Science, Taxation degree from Pace University, and an MBA from Fordham University. As a Director, Mr. Diamond brings his substantial business and financial acumen to his position as Chairman of the Audit Committee and to the Board.

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Peter S. Knight — Director

Mr. Knight is a Partner at Cyan Capital Partners, a fund dedicated to helping new fund managers and asset owners in the field of sustainable investing. Prior to that, he was a Founding Partner at Generation Investment Management, where he and his partners Al Gore and David Blood helped build a leading global sustainable investing firm with assets under management now exceeding $30 billion. Prior to his retirement from the firm in 2018, Mr. Knight held leadership positions within Generation IM, notably developing and overseeing the firm’s U.S. business. Prior to Generation, Mr. Knight was a Managing Director of Met West Financial, a Los Angeles-based asset management company. Mr. Knight started his career at the Antitrust Division of the U.S. Department of Justice. From 1977 to 1989, he served as the Chief of Staff to Representative and later Senator Al Gore. He served as the General Counsel of Medicis Pharmaceutical and then started his law practice where he represented the International Olympic Committee, the U.S. Olympic Committee, and numerous Fortune 500 Companies. Mr. Knight has also served in senior positions on four Presidential campaigns including serving as the Campaign Manager for President Clinton’s 1996 re-election campaign. Mr. Knight has extensive board experience in both the for-profit and nonprofit sectors. He served on a number of public company boards including Medicis Pharmaceutical, Par Pharmaceutical, EntreMed (Casi Pharmaceuticals Inc.), Healthworld Corporation, Whitman Education, Comsat, and the Schroder Mutual Fund Board complex. Mr. Knight currently serves on the boards of Generation Investment Management and Gratitude Railroad. His philanthropic efforts include serving as Chair of the Climate Museum and the board of Emergent, a nonprofit intermediary to help stop deforestation in tropical forest nations. He received a BA from Cornell University and a JD from the Georgetown Law School. As a Director, Mr. Knight brings his considerable experience in finance and business to his position of Chairman of the Compensation Committee, as well as his expertise and skill in building new ventures into leading global firms.

Mohsin Meghji — Director

Mr. Meghji is a Managing Partner of M3 Partners L.P., a New York-based merchant banking firm. He is a nationally recognized turnaround professional with an exemplary track record of accomplishment across a wide range of industries. His 25+ year career has focused primarily on maximizing value for stakeholders. He has accomplished this through management and/or advisory roles in partnership with some of the world’s leading financial institutions, private equity, and distressed hedge fund investors. Mr. Meghji serves as Chairman of the Board of Infrastructure & Energy Alternatives, Inc., one of the country’s leading renewables-focused engineering and construction firms, which merged with a special purpose acquisition company sponsored by M3 Partners in March 2018 and is now listed on Nasdaq. Mr. Meghji’s most recent corporate role was as Executive Vice President and Head of Strategy at Springleaf Holdings, LLC as well as CEO of its captive insurance companies. Springleaf was listed on the New York Stock Exchange in late 2013. Mr. Meghji co-founded Loughlin Meghji + Company, a financial advisory firm which became one of the leading restructuring boutiques in the U.S. Earlier in his career, he spent over 12 years with Arthur Andersen & Co. in the firm’s London, Toronto, and New York offices as a Partner in the Global Corporate Finance group. He has served as a director on a number of corporate boards, including Mariner Healthcare Inc., Cascade Timberlands, LLC, Dan River, Inc., and MS Resorts. He is a director of the Equity Group International Foundation, which provides funding for underprivileged high-potential students in Kenya. Previously, he served on the boards of The Children’s Museum of Manhattan as well as HealthRight International from 2004 to 2012. In his capacity as a restructuring and financial advisory professional, Mr. Meghji has periodically served as an independent director or Chief Restructuring Officer (or in an analogous position) of companies which elected to utilize bankruptcy proceedings as a part of their financial restructuring process, and as such, he served as a director or executive officer of various companies which filed bankruptcy petitions under federal law. Mr. Meghji is a graduate of the Schulich School of Business, York University, Canada. He has previously qualified as a U.K. and Canadian Chartered Accountant as well as a U.S. Certified Turnaround Professional. As a Director, Mr. Meghji brings his exemplary track record in maximizing stockholder value and managing companies to achieve financial and business success.

Gary Rubin — Director

Mr. Rubin, a Certified Public Accountant, serves as a Managing Member of Masters Research Partners, LLC, an investment fund of hedge funds that he co-founded in October 2000. Mr. Rubin began his career with Deloitte & Touche and later served as Managing Partner at Schissel, Rubin & Lehman, a New York-based certified public accounting firm. He has been involved in the investment business, including hedge funds, private equity, and investment banking, for more than 20 years. Mr. Rubin is active in numerous charities as well as his family’s foundation and presently serves on the board of Boca Raton Regional Hospital Foundation. He also sits on the finance committee of the Levitz Jewish Community Center. He graduated with a BS cum laude from the State University of New York at Buffalo. As a Director, Mr. Rubin brings his financial expertise and organizational skills to his position as Chairman of the Nominating and Governance Committee and to the Board.

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Family Relationships

Maria Zannes is the sister of Timothy P. Zannes, J.D., the Company’s Executive Vice President, Secretary, and General Counsel. Other than the sibling relationship between Maria Zannes and Timothy Zannes, there are no other family relationships among any of the Company’s director nominees or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons holding more than 10% of the Company’s Common Stock (each such person, an “Insider”) to report their initial ownership of Common Stock and other equity securities on a Form 3 report and any changes in that ownership on Form 4 or Form 5 reports that must be filed with the SEC. The SEC has designated specific deadlines by which Insiders must file these reports. Pursuant to the applicable SEC rules, the Company must identify any Insiders who were delinquent in filing their required Section 16(a) reports when due and to disclose, with respect to each such Insider, the number of late Section 16(a) reports, the number of transactions that were not reported on a timely basis, and any known failure to file a required report.

Each of the Company’s Insiders failed to timely file an initial Form 3 report and a Form 4 report. Each untimely filed Form 3 related to the respective Insider’s ownership in the Company as of the closing of the Company’s initial public offering (the “IPO”) on September 6, 2022 (the “IPO Closing”). Each Insider’s untimely filed Form 4 report disclosed the conversion and acquisition of securities in connection with the IPO, the acquisition of restricted shares granted by the Company under the 2014 Equity Incentive Plan, or both transaction types. The table below provides the number of transactions that each Insider failed to timely disclose due to not timely filing a Form 4 report:

Insider	Untimely Reported Transactions
Maria Zannes, JD	four transactions(1)(3)(4)(5)
Vivienne Rebel, MD, PhD	one transaction(5)
Michael Edwards, MBA, CPA	four transactions(1)(3)(4)(5)
Timothy P. Zannes, JD	one transaction(5)
Steven Girgenti	four transactions(1)(2)(3)(4)
Robert Anderson	one transaction(3)
Stuart Diamond	one transaction(3)
Peter Knight	one transaction(3)
Mohsin Meghji	one transaction(2)
Gary Rubin	four transactions(1)(2)(3)(4)
Harvey Sandler Revocable Trust	four transactions(1)(2)(3)(4)
Nathan Perlmutter	three transactions(1)(2)(4)

(1)	Conversion of one or more convertible promissory notes into shares of the Company’s Common Stock upon the IPO Closing.
(2)	Conversion of Series A Preferred Stock into Common Stock upon the IPO Closing.
(3)	Purchase of units in the IPO.
(4)	Acquisition of the right to purchase Common Stock underlying one or more warrants that became exercisable upon the IPO Closing and were granted as consideration for the Insider’s agreement to extend the maturity date under or otherwise amend a note purchase agreement.
(5)	Grant from the Company to the Insider of restricted shares under the Company’s 2014 Equity Incentive Plan.

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DIRECTOR AND EXECUTIVE COMPENSATION

Emerging Growth Company Status

The Company qualifies as an “emerging growth company” (an “EGC”) as defined in the Jumpstart Our Business Startups Act of 2012. As an EGC, the Company is permitted to and rely on exemptions from certain disclosure requirements that are applicable to other non-EGC companies. In accordance with the SEC’s disclosure rules for EGCs concerning executive compensation, the Company has provided a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for the last completed fiscal year and a report of the Compensation Committee. In addition, for so long as the Company is an EGC, it is not required to submit certain executive compensation matters to stockholder advisory votes, such as the “say-on-pay” vote. Furthermore, the Company’s reporting obligations extend only to its “named executive officers” (the “NEOs”), which include the Company’s Chief Executive Officer and the two most highly compensated executive officers in respect of their service to the Company at the end of the last completed fiscal year. In accordance with the permitted exemptions from disclosure requirements for EGCs, the Company has not provided a Compensation Discussion and Analysis or tabular compensation information for its non-NEO executive officers. For fiscal year 2022, the Company’s NEOs were:

●	Maria Zannes, J.D.—President, Chief Executive Officer, and Director

●	Vivienne I. Rebel, M.D., Ph.D.—Executive Vice President and Chief Science and Medical Officer

●	Steven Girgenti—Executive Chairman and Director

Summary Compensation Table

The following table sets out the compensation for the Company’s NEOs for the years ended December 31, 2022 and 2021:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Restricted Stock Awards ($) (1)		Option Awards ($) (2)	Non-Qualified Deferred Compensation ($)	All Other Compensation ($) (3)	Total ($)
Maria Zannes	2022	253,343	(4)	0		47,944		0	0	7,465	308,752
President and CEO	2021	220,005		0		12,000		25,003	0	7,196	264,404
Vivienne Rebel	2022	225,000		0		19,176		0	0	13,390	257,566
EVP; Chief Science & Medical Officer	2021	225,000		0		13,200		0	0	11,590	249,790
Steven Girgenti	2022	93,333	(4)	0		60,000		0	0	0	153,333
Executive Chairman	2021	60,000	(5)	30,000	(6)	90,000	(7)	13,322	90,000	0	193,222

(1)	Amounts do not reflect compensation actually received by the NEO. Instead, the amounts represent aggregate grant date fair value of the restricted stock awarded computed in accordance with ASC 718, Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 11 of the Company’s Consolidated Financial Statements for the years ended December 31, 2022, which are included in the Company’s Annual Report filed with the SEC on March 31, 2023.

(2)	Amounts do not reflect compensation actually received by the NEO. Instead, the amounts represent aggregate grant date fair value of options computed in accordance with ASC 718, Stock Compensation. The valuation assumptions used in determining such amounts are consistent with those described in Note 11 of the Company’s Consolidated Financial Statements for the years ended December 31, 2022, which are included in the Company’s Annual Report filed with the SEC on March 31, 2023.

(3)	Amounts reported as “All Other Compensation” each year for Ms. Zannes and Dr. Rebel include health benefits and premiums.

(4)	Includes $33,333 of fees earned or paid in cash to the NEO for its service to the Company as a director.

(5)	Pursuant to the terms of Mr. Girgenti’s employment agreement, Mr. Girgenti’s base salary is $120,000/year and is paid one-half in cash and one-half in the form of a grant of restricted stock. The amount reported here is the cash portion of Mr. Girgenti’s base salary.

(6)	Pursuant to the terms of Mr. Girgenti’s employment agreement, Mr. Girgenti’s bonus is paid one-half in cash and one-half in the form of a grant of restricted stock. Mr. Girgenti was awarded a bonus of $60,000 in each of 2020 and 2021, and the amount reported here is only the cash portion of Mr. Girgenti’s bonus.

(7)	Pursuant to the terms of Mr. Girgenti’s employment agreement, Mr. Girgenti’s base salary and bonus are paid one-half in cash and one-half in the form of a grant of restricted stock. The amount reported here reflects the stock portion of Mr. Girgenti’s base salary ($60,000) and the stock portion of his bonus ($30,000).

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Narrative Disclosure to Summary Compensation Table

Base Salaries

The Company uses base salaries to recognize the experience, skills, knowledge, and responsibilities required of all its employees, including the NEOs. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. For 2021 and 2022, the annual base salaries of the Company’s NEOs were:

●	For Ms. Zannes: $220,005 in 2021 and $253,343 in 2022 (which, in 2022, includes $33,333 in fees paid to Ms. Zannes for her service as a director);

●	For Dr. Rebel: $225,000 in both 2021 and 2022; and

●	For Mr. Girgenti: $120,000 in 2021 and $153,333 in 2022 (which, in 2022, includes $33,333 in fees paid to Mr. Girgenti for his service as a director).

Retirement Plans

The Company established a defined contribution plan for all employees age 21 and older who have completed one month of service for payrolls after April 1, 2022. The Company does not currently make a matching contribution.

Employee Benefits

The Company’s NEOs are eligible to participate in employee benefit plans and programs, including medical and dental benefit plans.

Employment Agreements

The following discussion contains a summary of the terms of the Named Executive Officer employment agreements currently in effect.

Zannes Employment Agreement

The Company entered into an employment agreement with Ms. Zannes on February 1, 2015, which sets forth the terms and conditions of her employment (the “Zannes Agreement”). Pursuant to the Zannes Agreement, Ms. Zannes serves as the Company’s Chief Executive Officer and is entitled to an annual base salary of $220,000. The Zannes Agreement may be terminated by either party at any time, provided that Ms. Zannes is required to give the Company at least 90 days advance notice of termination.

In the event the Company terminates Ms. Zannes’ employment without “Cause” (as defined in the Zannes Agreement) she is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) an amount of cash equal to the sum of 12 months of her then-current annual base salary, payable in the form of salary continuation in regular installments, in accordance with our normal payroll practices, over a period of 12 months from the termination date, and (ii) reimbursement for her healthcare insurance premiums for a period of up to 12 months.

Rebel Employment Agreement

The Company entered into an employment agreement with Dr. Rebel on April 4, 2016, which sets forth the terms and conditions of her employment (the “Rebel Agreement”). Pursuant to the Rebel Agreement, Dr. Rebel serves as the Company’s Executive Vice President of Research and Development and Chief Medical and Science Officer and is entitled to an annual base salary of $225,000 currently. The Rebel Agreement may be terminated by either party at any time, provided that Dr. Rebel is required to give the Company at least 90 days advance notice of termination.

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In the event the Company terminates Dr. Rebel’s employment without “Cause” (as defined in the Rebel Agreement) she is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) an amount of cash equal to the sum of 12 months of her then-current annual base salary, payable in the form of salary continuation in regular installments, in accordance with our normal payroll practices, over a period of 12 months from the termination date, and (ii) reimbursement for her healthcare insurance premiums for a period of up to 12 months.

Girgenti Employment Agreement

The Company entered into an employment agreement with Mr. Girgenti on January 1, 2020, which sets forth the terms and conditions of his employment (the “Girgenti Agreement”). Pursuant to the Girgenti Agreement, Mr. Girgenti serves as the Company’s Executive Chairman and is entitled to an annual base salary of $120,000, one-half of which is paid in cash and one-half of which is paid in the form of restricted stock grants. In addition, Mr. Girgenti has been awarded a bonus in 2019 and 2020 in the amount of $60,000 of which one-half is paid in cash and one-half is paid in the form of restricted stock grants. The cash portion of his compensation and bonus is deferred and credited to an unfunded bookkeeping account established on his behalf and is payable to Mr. Girgenti on the earlier of: (i) a Change in Control of the Company (as defined in the Girgenti Agreement); (ii) his termination as Chairman of the Board; (iii) the termination of his employment without Cause (as defined in the Girgenti Agreement); (iv) his death; or (v) the third anniversary of the payroll date when such compensation would have been paid but for the deferral. The Girgenti Agreement may be terminated by either party at any time, provided that Mr. Girgenti is required to give the Company at least 30 days advance notice of termination.

In the event the Company terminates Mr. Girgenti’s employment without “Cause” or Mr. Girgenti terminates his employment for “Good Reason” (as defined in the Girgenti Agreement) he is entitled to receive the following payments and benefits, in addition to any accrued obligations: (i) all deferred payments of his cash compensation, and (ii) the immediate vesting of any unvested shares of restricted stock granted to him under the Girgenti Agreement. In the event the Company terminates Mr. Girgenti’s employment for “Cause,” Mr. Girgenti will not be entitled to any of his deferred cash compensation or vesting of his restricted stock.

Outstanding Equity Awards at December 31, 2022

The table below summarizes the outstanding equity awards awarded to the Company’s NEOs during the fiscal year ended December 31, 2022.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)
Maria Zannes	64,848	-	1.16	4/28/2024	-	-
	3,571	-	4.20	7/27/2025	-	-
	3,571	-	7.00	7/25/2026	-	-
	3,571	-	7.00	4/24/2027	-	-
	7,142	-	7.70	5/7/2028	-	-
	2,857	-	7.70	2/25/2029	-	-
	7,142	-	7.70	7/29/2029	-	-
	7,142	-	7.70	2/5/2030	-	-
	7,142	-	7.70	7/27/2030
	7,142	-	7.70	7/26/2031	-	-
	7,142	-	4.20	12/16/2031	-	-
	-	-	-	-	1,888	3,021
	-	-	-	-	16,591	26,546
Vivienne I. Rebel	2,857		7.00	7/25/2026
	2,857		7.70	11/20/2027
	4,285		7.70	2/25/2029
	4,285		7.70	2/5/2030
	-	-	-	-	6,636	10,618
Steven Girgenti	64,848	-	1.16	4/28/2024
	3,571	-	4.20	7/27/2025
	3,571	-	7.00	7/25/2026
	3,571	-	7.00	4/24/2027
	7,142	-	7.70	5/7/2028
	7,142	-	7.70	7/29/2029
	7,142	-	7.70	7/27/2030
	7,142	-	4.20	12/16/2031
	-	-	-	-	3,896	6,234
	-	-	-	-	7,792	12,467
	-	-	-	-	3,896	6,234
	-	-	-	-	14,285	22,856

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Director Compensation

The Board adopted a compensation plan for directors on November 21, 2022, pursuant to which directors are compensated for services as a director of the Company. Pursuant to this plan, for the period beginning September 6, 2022, through December 31, 2022, each director received a single, lump-sum cash payment of $33,333. Beginning on January 1, 2023, each director will receive compensation in accordance with the following:

●	each director will be paid $25,000 per year in cash with payments to be made in four quarterly installments of $6,250 on each of January 1, April 1, July 1, and October 1;

●	the Chairman of the Board will be paid an additional $10,000 per year in cash, with payments to be made to the chairman in four quarterly installments of $2,500 on each of January 1, April 1, July 1, and October 1;

●	the chairman of the Audit Committee will be paid an additional $5,000 per year in cash, with payments to be made to the Audit Committee chairman in four quarterly installments of $1,250 on each of January 1, April 1, July 1, and October 1;

●	the chairmen of the Compensation Committee and the Nominating and Governance Committee will be paid an additional $2,500 per year in cash, with payments to be made to such committee chairmen in four quarterly installments of $625 on each of January 1, April 1, July 1, and October 1; and

●	each director will granted a quarterly restricted stock award valued at $18,750 based on the fair market value of the Company’s Common Stock on the date of grant (which shall be deemed to be the greater of (a) the average closing price of the Company’s Common Stock on the Nasdaq Stock Market over the 30 trading days prior to the date of grant, or (b) the closing price of the Company’s Common Stock on the Nasdaq Stock Market on the trading date immediately prior to the date of grant) on each of January 1, April 1, July 1, and October 1. The restricted stock awards will vest after three months of continued service by the director.

The table below summarizes the compensation paid to the Company’s non-NEO directors for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Robert Anderson	33,333		33,333
Stuart Diamond	33,333	20,278	53,611
Peter Knight	33,333		33,333
Mohsin Meghji	33,333		33,333
Gary Rubin	33,333		33,333

Compensation Committee Report

The Compensation Committee is currently comprised of Peter Knight (Chairman), Stuart Diamond, and Robert Anderson. The Board has determined that each member of the Compensation Committee is independent in accordance with the rules of the Nasdaq Capital Market and the Company’s independence guidelines. The Compensation Committee Charter is posted on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab. The Compensation Committee’s primary duties and responsibilities are to:

●	Review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluate the CEO’s performance in light of those goals and objectives, and make recommendations to the Board with respect to the CEO’s compensation based on such evaluation;

●	Review and approve the compensation of all of the Company’s other executive officers;

●	Make recommendations to the Board with respect to incentive compensation and equity-based compensation plans that are subject to Board approval; and

●	Provide a Compensation Committee Report that complies with the rules and regulations of the SEC to be included or incorporated by reference in the Company’s Proxy Statement or Annual Report.

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The Compensation Committee has reviewed and discussed with management the disclosure regarding executive compensation contained in this Proxy Statement for the Annual Meeting. Based on the review and discussions, the Compensation Committee recommended to the Board that such disclosure be included in this Proxy Statement.

This report by the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

This Compensation Committee Report has been furnished by the Compensation Committee of the Board.

Mr. Peter Knight (Chairman)

Mr. Stuart Diamond

Mr. Robert Anderson

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022, with respect to the Company’s 2014 Equity Incentive Plan, which was approved by the Company’s stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	806,392	$4.33	58,116
Total	806,392	$4.33	58,116

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of the Company’s Common Stock as of April 14, 2023, by (1) each person known to the Company to beneficially own more than 5% of any class of the Company’s outstanding voting securities, (2) each of the Company’s directors and executive officers, and (3) all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options and warrants were deemed outstanding if such securities are currently exercisable or will vest within 60 days of the filing of this Proxy Statement. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

The percentage of beneficial ownership of the Company’s Common Stock is based on [●] shares of Common Stock outstanding as of April 14, 2023.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.

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Name and Address(1)	Number of Shares of Common Stock	Percent of Class(2)
Directors and Executive Officers:
Maria Zannes(3)	247,372	[●]
Vivienne Rebel(4)	28,665	[●]
Steven Girgenti(5)	1,541,329	[●]
Michael Edwards(6)	47,828	[●]
Timothy Zannes(7)	80,606	[●]
Robert Anderson(8)	124,599	[●]
Stuart Diamond(9)	27,612	[●]
Mohsin Meghji(10)	99,131	[●]
Peter Knight(11)	75,569	[●]
Gary Rubin(12)	2,296,895	[●]

All Directors and Executive Officers as a Group (10 Individuals):	4,569,606	[●]

Five Percent Holders:
The Harvey Sandler Revocable Trust(13)	2,187,812	[●]
Nathan Perlmutter(14)	495,578	[●]

*	Ownership of less than 1%.

(1)	Unless otherwise indicated, the address for each person is c/o bioAffinity Technologies, Inc., 22211 W Interstate 10, Suite 1206, San Antonio, Texas, 78257.

(2)	Based on [●] shares of Common Stock outstanding as of April 14, 2022.

(3)

Includes (i) 39,982 shares of Common Stock owned by Ms. Zannes of record or beneficially; (ii) 29,897 shares of Common Stock issued to Ms. Zannes as restricted stock; (iii) 121,270 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $3.64 per share granted to Ms. Zannes that are immediately exercisable; (iv) 23,571 shares of Common Stock underlying warrants with a term of five years having an exercise price of $6.125 per share; (v) 16,326 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share; and (vi) 16,326 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share.

(4)

Includes (i) 14,381 shares of Common Stock issued to Dr. Rebel as restricted stock; and (ii) 14,284 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $7.56 per share granted to Dr. Rebel that are immediately exercisable.

(5)

Includes (i) 830,926 shares of Common Stock owned by Mr. Girgenti of record or beneficially; (ii) 38,097 shares of Common Stock issued to Mr. Girgenti as restricted stock; (iii) 345,252 shares of Common Stock underlying warrants with a term of five years having an exercise price of $6.125 per share; (iv) 123,811 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share; (v) 104,129 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $3.164 per share granted to Mr. Girgenti that are immediately exercisable; (vi) 40,916 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share; and (vii) 40,916 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share (viii) 8,950 shares of Common Stock owned directly by the Cranye Girgenti Testamentary Trust, for which Mr. Girgenti serves as trustee; and (ix) 5,952 shares of Common Stock underlying warrants having an exercise price of $6.125 per share held by the Cranye Girgenti Testamentary Trust; and (x) 2,380 shares of Common Stock underlying warrants having an exercise price of $5.25 per share held by the Cranye Girgenti Testamentary Trust.

(6)

Includes (i) 30,117 shares of Common Stock owned directly by Mr. Edwards of record; (ii) 3,619 shares of Common Stock issued to Mr. Edwards as restricted stock; (iii) 1,903 shares of Common Stock underlying a warrant with a term of five years having an exercise price of $6.125 per share; (iv) 761 shares of Common Stock underlying a warrant with a term of five years having an exercise price of $5.25 per share; and (v) 11,428 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $7.70 per share granted to Mr. Edwards that are immediately exercisable.

(7)

Includes (i) 76,987 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $2.121 per share granted to Mr. Zannes that are immediately exercisable; and (ii) 3,619 shares of Common Stock issued to Mr. Zannes as restricted stock

(8)

Includes (i) 4,081 shares of Common Stock owned by Mr. Anderson of record or beneficially; (ii) 8,227 shares of Common Stock issued to Mr. Anderson as restricted stock; (iii) 104,129 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $3.164 per share granted to Mr. Anderson that are immediately exercisable; (iv) 4,081 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share; and (vi) 4,081 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share.

(9)

Includes (i) 4,081 shares of Common Stock owned by Mr. Diamond of record or beneficially; (ii) 8,227 shares of Common Stock issued to Mr. Diamond as restricted stock; (iii) 7,142 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $4.20 per share granted to Mr. Diamond that are immediately exercisable; (iv) 4,081 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share; and (vi) 4,081 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share.

(10)

Includes (i) 69,478 shares of Common Stock owned directly by Mr. Meghji of record; (ii) 8,227 shares of Common Stock issued to Mr. Meghji as restricted stock; and (iii) 21,426 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $7.308 per share granted to Mr. Meghji that are immediately exercisable.

(11)

Includes (i) 22,448 shares of Common Stock owned directly by Mr. Knight of record; (ii) 8,227 shares of Common Stock issued to Mr. Meghji as restricted stock; (iii) 28,568 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $7.434 per share granted to Mr. Knight that are immediately exercisable; (iv) 8,163 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share; and (vi) 8,163 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share.

(12)

Includes (i) 51,580 shares of Common Stock owned directly by Mr. Rubin of record; (ii) 8,227 shares of Common Stock issued to Mr. Rubin as restricted stock; (iii) 12,241 shares of Common Stock underlying warrants with a term of five years having an exercise price $6.125 per share; (iv) 4,896 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share; (v) 32,139 shares of Common Stock issuable upon exercise of options with a weighted average exercise price of $7.469 per share granted to Mr. Rubin that are immediately exercisable; (vi) 1,583,787 shares of Common Stock owned by the Harvey Sandler Revocable Trust, for which Mr. Rubin serves as co-trustee; (vii) 408,125 shares of Common Stock underlying warrants with a term of five years having an exercise price $6.125 per share held by the Harvey Sandler Revocable Trust; and (viii) 163,248 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share held by the Harvey Sandler Revocable Trust; (ix) 16,326 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share held by the Harvey Sandler Revocable Trust; and (x) 16,326 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share held by the Harvey Sandler Revocable Trust.

(13)	Includes (i) 1,583,787 shares of Common Stock owned by the Trust either of record or beneficially; (ii) 408,125 shares of Common Stock underlying warrants with a term of five years having an exercise price $6.125 per share; and (iii) 163,248 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25 per share; (iv) 16,326 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.35 per share; and (v) 16,326 shares of Common Stock underlying warrants with a term of five years having an exercise price of $7.656 per share.

(14)	Includes (i) 327,804 shares of Common Stock owned directly by Mr. Perlmutter of record; (ii) 119,839 shares of Common Stock underlying warrants with a term of five years having an exercise price of $6.125 per share; and (iii) 47,935 shares of Common Stock underlying warrants with a term of five years having an exercise price of $5.25.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related-Party Transactions

In addition to the compensation arrangements with directors and executive officers described under “Executive Compensation,” the following is a description of each transaction since January 1, 2022, and each currently proposed transaction in which:

●	the Company was or is to be a participant;

●	the amount involved exceeds $120,000; and

●	any related person had or will have a direct or indirect material interest.

Zannes Purchase of Bridge Note and Accompanying Bridge Warrant

In August 2022, Maria Zannes, the President, CEO, and a director of the Company, purchased a convertible promissory note (a “Bridge Note”) in the principal amount of $99,000, which accrued interest at a rate of 6% per year. Originally, all principal and unpaid interest on the Bridge Note was due, if not settled prior, on May 31, 2022. Upon the IPO Closing on September 6, 2022, the Bridge Note automatically converted into 23,672 shares of Common Stock.

In connection with her Bridge Note purchase, Ms. Zannes was issued an accompanying warrant (a “Bridge Warrant”) to purchase one share of the Company’s Common Stock for each conversion share based on the principal balance of the Bridge Note at an exercise price equal to $5.25 per share. The Bridge Warrant issued to Ms. Zannes entitled her to purchase 23,571 shares of Common Stock at an exercise price of $5.25 per share.

Girgenti Purchase of Bridge Note and Accompanying Bridge Warrant

In August 2022, Steven Girgenti, the Executive Chairman and a director of the Company, purchased a Bridge Note in the principal amount of $150,000. Upon the IPO closing, Mr. Girgenti’s Bridge Note automatically converted into 35,866 shares of Common Stock.

In connection with his Bridge Note purchase, Mr. Girgenti received a Bridge Warrant to purchase 35,714 shares of Common Stock at an exercise price of $5.25 per share.

Policies and Procedures for Related Party Transactions

The Board has adopted a written Code of Ethics and Business Conduct, which includes a policy on conflicts of interest that requires the Company’s directors and executive officers to seek determination and prior authorizations or approvals of potential conflicts of interest exclusively from the Board. In reviewing and approving any such transactions, the Company’s General Counsel and Board consider all relevant facts and circumstances. The Code of Ethics and Business Conduct is available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Governance Documents” hyperlink under the “Governance” tab. The Company intends to disclose any amendments to the Code of Ethics and Business Conduct, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

Insider Trading Policy

The Company maintains a policy on insider trading that applies to any and all transactions in the Company’s securities held by any director, officer, or employee. The policy prohibits all directors, officers, and employees of the Company from trading in the Company’s securities while in possession of material nonpublic information (“MNPI”) about the Company and from giving MNPI to others who may trade on the basis of such information. Under the policy, Timothy Zannes, the Company’s Executive Vice President, Secretary, and General Counsel, is designated as the Company’s Insider Trading Compliance Officer (the “Compliance Officer”). Prior to engaging in transfers of Company securities intended to comply with the affirmative defense provided under Rule 10b5-1 promulgated under the Exchange Act, employees, officers, and directors must receive the Compliance Officer’s approval.

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Transfer Agent

The transfer agent and registrar for the Company’s Common Stock is VStock Transfer, LLC. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

The Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held on or about Tuesday, June 4, 2024. To be eligible under the SEC’s shareholder proposal rule (Rule 14a-8) for inclusion in the Company’s proxy statement, proxy card, and presentation at the 2024 Annual Meeting, a proper stockholder proposal must be received by the Company at its principal offices, as described below, no later than February 7, 2024. To ensure compliance with the SEC’s new universal-proxy rules, which took effect in January 2022 and apply to stockholder meetings held after August 31, 2022, stockholders should be aware of certain changes to the process and requirements for nominating directors in contested director elections for purposes of the 2024 Annual Meeting.

In connection with the Company’s next annual meeting, stockholder proposals that are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II, Section 2.12 of the Company’s By-laws, which provides that nominations or other business at an annual meeting of stockholders may be made (1) pursuant to the Company’s notice of meeting, (2) by or at the direction of the Board of Directors, or (3) by any stockholder of the Company who was a stockholder of record at the time of giving the notice provided for in Article II, Section 2.12 of the By-laws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in Article II, Section 2.12.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Company at 22211 W Interstate 10, Suite 1206, San Antonio, Texas 78257, and not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The anniversary of the Company’s 2023 Annual Meeting will be Thursday, June 6, 2024, and the 2024 Annual Meeting is scheduled for on or about Tuesday, June 4, 2024. Thus, a stockholder notice must be received by the Company no later than March 8, 2024 and no earlier than February 7, 2024. If the date of the 2024 Annual Meeting is changed, these dates may change. Such stockholder’s notice is required to set forth, as to each matter the stockholder proposes to bring before an annual meeting, certain information specified in the By-laws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act. A copy of the By-laws of the Company may be obtained from the Secretary of the Company at the address set forth above.

Stockholder proposals intended to be included in the Company’s proxy statement relating to the 2024 Annual Meeting must comply with Rule 14a-8 under the Exchange Act, which requires that the notice be received at the Company’s principal executive offices not less than 120 calendar days before the one-year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive offices at the address set forth above no later than February 7, 2024.

In addition to the satisfying the foregoing advance notice requirements under the Company’s By-laws, to comply with the universal-proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and that is postmarked or transmitted electronically to the Company no later than April 8, 2024.

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OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the Annual Meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the nominees for director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for such substitute nominee(s) as the Board of Directors recommends, or in the absence of such recommendation, such other persons as they consider to be in the best interests of the Company.

THE BOARD OF DIRECTORS

San Antonio, Texas
April [●], 2023

The Company’s Annual Report on Form 10-K for the period ended December 31, 2022, (the “Annual Report”) is being furnished with this Proxy Statement to stockholders of record as of the record date. The Company will provide stockholders with a copy of the Company’s Annual Report, without charge, upon written request addressed to the secretary of the Company at the address listed below. The Company’s Annual Report and the exhibits filed with it are also available on the Investor Relations section of the Company’s website at ir.bioaffinitytech.com and can be accessed through the “Annual Reports” hyperlink under the “SEC Filings” heading. Additionally, and in accordance with SEC rules, you may access the Company’s Proxy Statement and Annual Report at [link], which does not have “cookies” that identify visitors to the site.

bioAffinity Technologies, Inc.

22211 W Interstate 10, Suite 1206

San Antonio, Texas 78257

(210) 698-5334

37

PROXY CARD

bioAffinity Technologies, Inc.

For the Annual Meeting of Stockholders

Called for June 6, 2023

Proposals: The Board recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3, and 4.

1.	Election Of Directors. The Board of Directors recommends a vote FOR all nominees.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Maria Zannes	☐	☐	☐	Peter Knight	☐	☐	☐

Steven Girgenti	☐	☐	☐	Mohsin Meghji	☐	☐	☐

Robert Anderson	☐	☐	☐	Gary Rubin	☐	☐	☐

Stuart Diamond	☐	☐	☐

2.	Proposal to consider and approve an amendment to the bioAffinity Technologies, Inc. 2014 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 1,142,857 shares to 2,000,000 shares.

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

3.	Proposal to consider and approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 14,285,715 shares to 25,000,000 shares.

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

4.	Proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above ratification.

5.	In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Any of the Proxies, or their respective substitutes, who shall be present and acting at the Annual Meeting shall have and may exercise all the powers hereby granted.

(Continued on reverse side)

38

bioAffinity Technologies, Inc.

Annual Meeting of Stockholders

June 6, 2023, 8:00 a.m. Central Time

This proxy card is solicited on behalf of the Board of Directors.

Steven Girgenti and Maria Zannes, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and, in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of bioAffinity Technologies, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually via the internet at [link] and in person at 8:00 a.m. Central Time on Tuesday, June 6, 2023, or any postponement, adjournment, or continuation thereof, and instructs said proxies to vote as specified on the reverse side of this proxy card, with all powers that the undersigned would possess if personally present.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated April [●], 2023.

THIS PROXY IS VALID ONLY WHEN SIGNED.

Dated:______________, 2023

Signature(s)

(Signature should agree with name of Stock Certificate as stenciled thereon. Executors, Administrators, Trustees, etc. should so indicate when signing).

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE PROMPTLY SIGN, DATE, AND RETURN THIS WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

I do____ do not____ plan to attend the Annual Meeting of Stockholders.

39

APPENDIX A

bioAffinity Technologies, Inc. 2014 Equity Incentive Plan

1. Purposes.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, and (iii) restricted stock awards.

(c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

“Board” means the Board of Directors of the Company.

“Cause” means a determination by the Company that the Participant has committed an act or acts constituting any of the following: (i) dishonesty, fraud, misconduct or negligence in connection with Company duties, (ii) unauthorized disclosure or use of the Company’s confidential or proprietary information, (iii) misappropriation of a business opportunity of the Company, (iv) materially aiding a competitor of Company; (v) a felony conviction; or (vi) failure or refusal to attend to the duties or obligations of the Participant’s position, or to comply with the Company’s rules, policies or procedures.

“Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity or any other stock acquisition or corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation, stock acquisition or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation, stock acquisition or other reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of two or more members of the Board appointed by the Board in accordance with subsection 3(c).

“Common Stock” means the common stock of the Company.

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“Company” means bioAffinity Technologies, Inc., a Delaware corporation.

“Consultant” means any natural person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services, including members of any advisory board constituted by the Company, or (ii) who is a member of the Board of Directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

“Continuous Service” means, with respect to Employees, service with the Company or an Affiliate that is not interrupted or terminated. With respect to Directors or Consultants, Continuous Service means service with the Company, or a Parent or Subsidiary of the Company, whether as a Director or Consultant, that is not interrupted or terminated. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

“Director” means a member of the Board of Directors of the Company.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

“Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock determined in good faith by the Board.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Listing Date” means the first date upon which any class of securities of the Company is listed on any securities exchange or quoted on a nationally-recognized stock exchange or interdealer quotation system.

“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

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“Officer” means (i) before the Listing Date, any person designated by the Company as an officer; and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

“Plan” means this 2014 Equity Incentive Plan, as amended from time to time.

“Regulation S-K” means Regulation S-K promulgated pursuant to the Securities Act, as in effect from time to time.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means any right granted under the Plan, including an Option and a restricted stock grant.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

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(b) Powers of Board. The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 12.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to such a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to be to the Committee or subcommittee, as appropriate), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. Shares Subject to the Plan.

(a) Share Reserve. The Common Stock that may be issued pursuant to Stock Awards hereunder shall not exceed in the aggregate 1,142,857 shares of Common Stock. The shares that may be issuable under incentive stock options shall be limited to the maximum number of shares reserved under the Plan pursuant to this Section 4(a). All share numbers set forth in this Section 4(a) are subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock.

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(b) Reversion of Shares to the Share Reserve. If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award granted under the Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting or exercise of such shares, then the shares of Common Stock not acquired under such Stock Award shall become available for issuance under the Plan. The number of shares of Common Stock underlying a Stock Award not issued as a result of payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout shall again be available for issuance under the Plan.

(c) Source of Shares. The shares of Common Stock subject to the Plan may be authorized but unissued shares or reacquired shares.

5. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Consultants. Prior to the Company becoming subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant would not be exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions. After the Company has become subject to the reporting requirements of section 13 or 15(d) of the Exchange Act, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(d) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Board, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Stock Award granted to Employees, Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of shares reserved for the Plan as set forth in Section 4 of the Plan; and (v) take any action, before or after a Stock Award is made, that it deems advisable to obtain approval or comply with any applicable foreign laws.

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6. Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of Nonstatutory Stock Options shall be determined by the Board. However, the exercise price of each Nonstatutory Stock Option that is intended to qualify as performance-based compensation within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Code shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (A) by delivery to the Company of other shares of Common Stock, (B) according to a deferred payment or other similar arrangement with the Optionholder, (C) pursuant to a cashless exercise program implemented by the Company in connection with the Plan, or (D) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

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(e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)   Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable only to the extent provided in the Option Agreement (subject to applicable securities laws). Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option up to the date of termination unless a longer period for exercise is provided in the Optionholder’s Option Agreement (but only to the extent that the Optionholder was entitled to exercise such Option as of the date of termination according to the terms of the Option Agreement), but in no event after the expiration of the term of the Option as set forth in the Option Agreement. If the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(i) Extension of Termination Date. Except with respect to Incentive Stock Options, an Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a), or (ii) the expiration of a period of one (1) month after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or, except with respect to Incentive Stock Options, such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

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(k) Death of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (A) the date six (6) months following the date of death (or, except with respect to an Incentive Stock Option, such longer or shorter period specified in the Option Agreement) or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. The early purchase of any unvested shares of Common Stock will be pursuant to an early exercise provision in the Option Agreement which may provide for a repurchase option and/or a right of first refusal in favor of the Company and other restrictions the Board determines to be appropriate. Any repurchase option so provided for will be subject to the repurchase provisions set forth in Section 11(h) herein.

(m) Right of Repurchase. Subject to the repurchase provisions in Section 11(h), the Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

(n) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option.

7. RESTRICTED STOCK AWARDS.

Grants of restricted stock shall be pursuant to a Stock Award Agreement, which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of each restricted stock grant shall include (through incorporation of provisions hereof by reference in the Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a) Designation. Restricted stock may be granted under the Plan and may include a dividend equivalent right as permitted by Section 11(a). After the Board determines that it will grant restricted stock, it will advise the Participant, by means of a Stock Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of shares of Common Stock that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of a Stock Award Agreement or as otherwise directed by the Board. The term of each award of restricted stock shall be at the discretion of the Board.

(b) Restrictions. Subject to Section 3(b)(iii), the Board may impose such conditions or restrictions on the restricted stock granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, a share repurchase option in favor of the Company (subject to the repurchase provisions set forth in Section 11(h)), time based restrictions on vesting, or others. If the Board established performance goals, the Board shall determine whether a Participant has satisfied the performance goals.

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(c) Performance Criteria. Restricted stock granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Board and specified at the time such restricted stock are granted. For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Board and as such list may be amended or supplemented from time to time by the Plan Administrator): (1) cash flow; (2) earnings per share; (3) earnings before interest, taxes, and amortization; (4) return on equity; (5) total shareholder return; (6) share price performance; (7) return on capital; (8) return on assets or net assets; (9) revenue; (10) revenue growth; (11) earnings growth; (12) operating income; (13) operating profit; (14) profit margin; (15) return on operating revenue; (16) return on invested capital; (17) market price; (18) brand recognition; (19) customer satisfaction; (20) operating efficiency; or (21) productivity. Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

(d) Transferability. Restricted stock shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Award Agreement, as the Board shall determine in its discretion.

8. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act or qualify under any state securities laws the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. Miscellaneous.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

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(b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has issued the shares.

(c) No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)   Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law, or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

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(g) Repurchase Provisions. The Company shall exercise any repurchase option specified in a Stock Award by giving the holder of the Stock Award written notice of intent to exercise the repurchase option. Payment may be cash, cancellation of indebtedness for the Common Stock or a promissory note as more specifically provided in the Stock Award Agreement. Notwithstanding anything herein to the contrary, any right of the Company to repurchase shares of Common Stock hereunder shall expire on the Listing Date. The terms of any repurchase option shall be specified in the Stock Award Agreement and may be either at Fair Market Value at the time of repurchase or at the original purchase price. Unless otherwise determined by the Board and provided in the Stock award, the repurchase option will be upon the following terms:

(i) Fair Market Value. To the extent the Company has a repurchase option, subject to Section 10(g)(ii) herein, the Company will have the right to repurchase the shares of Common Stock upon termination of Continuous Service at not less than the Fair Market Value, and the Company’s option must be exercised by the Company by the later of (i) ninety (90) days after termination of Continuous Service, or (ii) such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

(ii) Original Purchase Price. To the extent the Company has a repurchase option, the Company will have the right to repurchase shares of Common Stock at the lesser of the Fair Market Value or the original purchase price if the Participant’s Continuous Service is terminated for Cause. In such case the repurchase option must be exercised by the Company within sixty (60) days of termination of Continuous Service or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

(h) Golden Parachute Taxes. In the event that any amounts paid or deemed paid to a Participant under the Plan are deemed to constitute “excess parachute payments” as defined in Section 280G of the Code (taking into account any other payments made under the Plan and any other compensation paid or deemed paid to a Participant), or if any Participant is deemed to receive an “excess parachute payment” by reason of his or her vesting of Options pursuant to Section 11(c) herein, the amount of such payments or deemed payments shall be reduced (or, alternatively the provisions of Section 11(c) shall not act to vest options to such Participant), so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

(i) Plan Unfunded. The Plan shall be unfunded. Except for the Board’s reservation of a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Stock Award under the Plan.

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11. Adjustments upon Changes in Stock .

(a) Capitalization Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares of the Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may, in its sole discretion and without need of any further approval of the shareholders or the holder of a Stock Award, (i) adjust the number and class of Common Stock that may be delivered under the Plan and/or the number, class, and price of Common Stock covered by each outstanding Stock Award and (ii) determine that all references in this Plan to specific share numbers be appropriately adjusted. In lieu of the payment of a dividend, the Board in its discretion may provide holders of restricted stock a dividend equivalent right, in the form of additional shares of Common Stock, with respect to the unvested shares of Common Stock the Participant shall be entitled to receive or purchase.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, a Stock Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.

(i) A Stock Award may provide for accelerated vesting of all or any fraction of the unvested portion of a Stock Award in the event of a Change in Control.

(ii) In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation may assume any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 11(c)) for those outstanding under the Plan, or (2) in the event any surviving corporation does not assume or continue such Stock Awards, or substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the time during which such Stock Awards may be exercised automatically will be accelerated and become fully vested and exercisable immediately prior to the consummation of such transaction, and the Stock Awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

(d) No Limitations. The grant of Stock Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12. Amendment of the Plan and Stock Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the applicable requirements of Section 422 or 162(m) of the Code and the Treasury Regulations thereunder, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

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(c) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless the Participant consents thereto in writing.

13. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is later. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14. Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

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APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
BIOAFFINITY TECHNOLOGIES, INC.

bioAffinity Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.	This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on March 26, 2014, as previously amended by that Certificate of Amendment filed with the Secretary of State on May 31, 2016, that Certificate of Amendment filed with the Secretary of State on November 29, 2021, and that Certificate of Amendment filed with the Secretary of State on June 23, 2022 (as previously amended, the “Certificate of Incorporation”).

2.	The Corporation’s board of directors adopted resolutions setting forth this amendment to the Corporation’s Certificate of Incorporation declaring said amendment to be advisable and soliciting the approval of the Corporation’s stockholders. Thereafter, the necessary number of shares as required by statute approved this amendment at a properly noticed and duly convened meeting of the Corporation’s stockholders.

3.	Section 4 of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“4.	The total number of shares of common stock which the corporation is authorized to issue is 25,000,000, at a par value of $0.007 per share and the total number of shares of preferred stock which the corporation is authorized to issue is 20,000,000, at a par value of $0.001 per share.”

4.	This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Maria Zannes, its President and Chief Executive Officer, this ___ day of ______ 2023.

Maria Zannes
President and Chief Executive Officer

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